Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2002

Witness Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Colonial Center Parkway
Roswell, GA 30076
(Address of principal executive offices)

(770) 754-1900
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 5. Other Events.

On October 1, 2002, Witness Systems, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1 Press Release dated October 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Witness Systems Inc.

		By:	/s/ Loren Wimpfheimer

Loren Wimpfheimer Senior Vice President and General Counsel

Dated:	October 4, 2002

EXHIBIT INDEX

99.1 Press Release dated October 1, 2002.